Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	40-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	URG
Entity Registrant Name	UR-ENERGY INC
Entity Central Index Key	0001375205
Current Fiscal Year End Date	--12-31
Entity Current Reporting Status	Yes
Entity Common Stock, Shares Outstanding	103,675,444

Consolidated Balance Sheets (CAD)	Dec. 31, 2011	Dec. 31, 2010
Current assets
Cash and cash equivalents (note 3)	16,169,479	28,718,815
Short-term investments (note 3)	6,927,523	5,122,289
Marketable securities	13,125	93,375
Amounts receivable	16,018	19,025
Restricted cash (note 4)	801,836
Prepaid expenses	107,481	99,927
Assets, Current, Total	24,035,462	34,053,431
Restricted cash (note 4)	3,518,347	3,845,050
Mineral properties (note 5)	32,107,341	31,961,598
Capital assets (note 6)	3,534,309	3,209,627
Equity investment (note 7)	2,654,673	2,936,459
Assets, Noncurrent, Total	41,814,670	41,952,734
Assets, Total	65,850,132	76,006,165
Current liabilities
Accounts payable and accrued liabilities (note 8)	1,045,236	831,297
Asset retirement obligation (note 9)	561,964	503,101
Liabilities, Current, Total	1,607,200	1,334,398
Share Capital
Class A preferred shares, without par value, unlimited shares authorized. No shares issued and outstanding
Common shares, without par value, unlimited shares authorized. Shares issued and outstanding: 103,675,444 at December 31, 2011 and 101,998,012 at December 31, 2010	160,432,843	155,247,469
Warrants	44,271	44,271
Contributed surplus	13,091,172	12,448,505
Deficit	(109,325,354)	(93,068,478)
Stockholders' Equity Attributable to Parent, Total	64,242,932	74,671,767
Liabilities and Equity, Total	65,850,132	76,006,165

Consolidated Balance Sheets (Parenthetical) (CAD)	Dec. 31, 2011	Dec. 31, 2010
Class A preferred shares, without par value
Class A preferred shares, shares issued
Class A preferred shares, shares outstanding
Common shares, without par value
Common shares, Shares issued	103,675,444	101,998,012
Common shares, Shares outstanding	103,675,444	101,998,012

Consolidated Statements of Operations, Comprehensive Loss and Deficit (CAD)	12 Months Ended			93 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011
Expenses
Exploration and evaluation	5,068,100	4,716,218	4,944,227	54,511,098
Development	3,726,622	5,258,072	6,931,303	24,770,533
General and administrative	7,498,960	4,883,212	5,430,480	39,735,701
Write-off of mineral properties		381,252	102,439	803,336
Costs and Expenses	(16,293,682)	(15,238,754)	(17,408,449)	(119,820,668)
Interest income	240,596	351,995	890,915	9,578,101
Loss on equity investment (note 7)	(310,941)	(29,432)	(17,855)	(358,228)
Foreign exchange gain (loss)	183,927	(1,558,108)	(3,506,111)	687,947
Other income (loss)	(76,776)	56,211	940,237	883,034
Loss before income taxes	(16,256,876)	(16,418,088)	(19,101,263)	(109,029,814)
Income tax expense			(77,055)	(295,540)
Net loss and comprehensive loss for the period	(16,256,876)	(16,418,088)	(19,178,318)	(109,325,354)
Deficit - Beginning of period	(93,068,478)	(76,650,390)	(57,472,072)
Deficit - End of period	(109,325,354)	(93,068,478)	(76,650,390)	(109,325,354)
Loss per common share:
Basic and diluted	(0.16)	(0.17)	(0.2)
Weighted average number of common shares outstanding:
Basic and diluted	103,467,475	97,341,702	93,857,257

Consolidated Statements of Shareholders' Equity (CAD)	Total	Capital Stock	Warrants	Contributed Surplus	Deficit
Beginning Balance at Dec. 31, 2008	99,941,487	144,692,000		12,721,559	(57,472,072)
Beginning Balance (in shares) at Dec. 31, 2008		93,243,607
Common shares issued for properties (in shares)		695,000
Common shares issued for properties	452,250	452,250
Exercise of stock options (in shares)		1,961
Exercise of stock options	1,393	2,127		(734)
Non-cash stock compensation	950,874			950,874
Net loss and comprehensive loss	(19,178,318)				(19,178,318)
Ending Balance at Dec. 31, 2009	82,167,686	145,146,377		13,671,699	(76,650,390)
Ending Balance (in shares) at Dec. 31, 2009		93,940,568
Exercise of stock options (in shares)		3,057,444
Exercise of stock options	3,519,256	5,400,941		(1,881,685)
Common shares issued for cash, net of issue costs (in shares)		5,000,000
Common shares issued for cash, net of issue costs	4,700,151	4,700,151
Non-cash warrant costs	44,271		44,271
Non-cash stock compensation	658,491			658,491
Net loss and comprehensive loss	(16,418,088)				(16,418,088)
Ending Balance at Dec. 31, 2010	74,671,767	155,247,469	44,271	12,448,505	(93,068,478)
Ending Balance (in shares) at Dec. 31, 2010		101,998,012
Exercise of stock options (in shares)		1,677,432
Exercise of stock options	3,357,307	5,165,374		(1,808,067)
Adjustment to share issue costs	20,000	20,000
Non-cash stock compensation	2,450,734			2,450,734
Net loss and comprehensive loss	(16,256,876)				(16,256,876)
Ending Balance at Dec. 31, 2011	64,242,932	160,432,843	44,271	13,091,172	(109,325,354)
Ending Balance (in shares) at Dec. 31, 2011		103,675,444

Consolidated Statements of Cash Flow (CAD)	12 Months Ended			93 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011
Cash provided by (used in) Operating activities
Net loss for the period	(16,256,876)	(16,418,088)	(19,178,318)	(109,325,354)
Items not affecting cash:
Stock based compensation	2,450,734	702,762	950,874	18,866,567
Depreciation of capital assets	475,595	526,041	526,551	2,154,251
Provision for reclamation	44,932	26,578	75,526	589,632
Write-off of mineral properties		381,252	102,439	803,336
Loss on equity investment	310,941			310,941
Foreign exchange loss (gain)	(183,927)	1,554,906	3,506,180	(691,080)
Loss (gain) on sale of assets	3,997	7,915	(1,073,635)	(1,067,084)
Non-cash exploration costs (credits)				2,726,280
Other loss (income)	80,250	(64,125)	(13,250)	17,873
Future income taxes			(830,000)
Change in non-cash working capital items:
Amounts receivable	3,509	(255)	107,230	(5,081)
Prepaid expenses	(5,893)	(2,902)	(46,734)	(116,460)
Accounts payable and accrued liabilities	132,090	(189,803)	(1,090,163)	820,239
Net Cash Provided by (Used in) Operating Activities, Total	(12,944,648)	(13,475,719)	(16,963,300)	(84,915,940)
Investing activities
Mineral property costs	(155,855)	(755,329)	(497,761)	(13,885,913)
Purchase of short-term investments	(6,896,348)	(18,930,806)	(37,206,445)	(190,714,090)
Sale of short-term investments	5,131,139	24,609,301	64,971,242	185,333,600
Decrease (increase) in restricted cash	(441,959)	(1,103,629)	(31,151)	(4,536,700)
Funding of equity investment	(29,155)			(29,155)
Payments from venture partner			146,806	146,806
Proceeds from sale of property and equipment	149	17,769	1,082,956	1,127,218
Purchase of capital assets	(761,587)	(1,022,231)	(1,317,221)	(5,659,891)
Net Cash Provided by (Used in) Investing Activities, Total	(3,153,616)	2,815,075	27,148,426	(28,218,125)
Financing activities
Issuance of common shares and warrants for cash		5,000,000		127,056,538
Share issue costs		(279,849)		(2,848,874)
Proceeds from exercise of warrants and stock options	3,357,307	3,519,256	1,393	25,445,887
Payment of New Frontiers obligation				(17,565,125)
Net Cash Provided by (Used in) Financing Activities, Total	3,357,307	8,239,407	1,393	132,088,426
Effects of foreign exchange rate changes on cash	191,621	(1,317,271)	(2,680,324)	(2,784,882)
Net change in cash and cash equivalents	(12,549,336)	(3,738,508)	7,506,195	16,169,479
Beginning cash and cash equivalents	28,718,815	32,457,323	24,951,128
Ending cash and cash equivalents	16,169,479	28,718,815	32,457,323	16,169,479
Non-cash financing and investing activities:
Common shares issued for properties			452,250	1,164,750

Nature of operations	12 Months Ended
Dec. 31, 2011
Nature of operations
1.	Nature of operations

Ur-Energy Inc. (the "Company") is an exploration stage junior mining company headquartered in Littleton, Colorado, engaged in the identification, acquisition, exploration, evaluation and development of uranium mineral properties located primarily in the United States with additional exploration interests in Canada. Due to the nature of the uranium mining methods to be used by the Company on the Lost Creek property, and the definition of “mineral reserves” under National Instrument 43-101 (“NI 43-101”), which uses the Canadian Institute of Mining, Metallurgy and Petroleum (“CIM”) Definition Standards, the Company has not determined whether the properties contain mineral reserves. However, the Company’s February 29, 2012 NI 43-101 Technical Report on Lost Creek, “Preliminary Economic Assessment of the Lost Creek Property, Sweetwater County, Wyoming,” outlines the potential economic viability of the Lost Creek project, which is currently in the permitting process with federal and state regulators. The recoverability of amounts recorded for mineral properties is dependent upon the discovery of economically recoverable resources, the ability of the Company to obtain the necessary financing to develop the properties and upon attaining future profitable production from the properties or sufficient proceeds from disposition of the properties.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies
2.	Summary of Significant Accounting Policies

Basis of presentation

Ur-Energy Inc. was incorporated on March 22, 2004 under the laws of the Province of Ontario. The Company continued under the Canada Business Corporations Act on August 8, 2006. These financial statements have been prepared by management in accordance with United States generally accepted accounting principles (“US GAAP”) and include all of the assets, liabilities and expenses of the Company and its wholly-owned subsidiaries Ur-Energy USA Inc., NFU Wyoming, LLC, Lost Creek ISR, LLC, NFUR Bootheel, LLC, Hauber Project LLC, NFUR Hauber, LLC, ISL Resources Corporation, ISL Wyoming, Inc. and CBM-Energy Inc. All inter-company balances and transactions have been eliminated upon consolidation. Ur-Energy Inc. and its wholly-owned subsidiaries are collectively referred to herein as “the Company”.

For fiscal years commencing in 2011, most Canadian publicly listed companies transitioned to International Financial Reporting Standards (“IFRS”) which is now the Canadian standard. An exception to this general rule exists for certain companies that are also U.S. Securities and Exchange Commission (“SEC”) issuers where financial statements prepared in accordance with US GAAP would be acceptable without reconciliation to IFRS. Because the Company’s primary operations are in the United States and because its status with the SEC may eventually require its financial statements to be prepared in accordance with US GAAP, the Company elected to change its basis of accounting and financial reporting to comply with US GAAP effective January 1, 2011.

The Company has accounted for this change in presentation on a retroactive basis. The balance sheet amounts as of December 31, 2010, the comparative operating results for the years ended December 31, 2010 and 2009 and the cumulative operating results for the period from March 22, 2004 through December 31, 2010 were restated accordingly.  A reconciliation of Canadian generally accepted accounting principles (“Canadian GAAP”) and US GAAP is included in Note 16 of the Company’s financial statements as of December 31, 2010 and for the year then ended.

Certain comparative figures have been reclassified to conform to the presentation adopted for the current period.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates management makes in the preparation of these financial statements relate to potential impairment in the carrying value of the Company’s mineral properties and equity investments, fair value of stock based compensation and recoverability of future income taxes. Actual results could differ from those estimates.

Cash and cash equivalents

Cash equivalents are investments in guaranteed investment certificates, certificates of deposit and money market accounts which have a term to maturity at the time of purchase of ninety days or less and which are readily convertible into cash.

Short-term investments

Short-term investments are composed of guaranteed investment certificates and certificates of deposit which have a term to maturity at the time of purchase in excess of ninety days and less than one year. These investments are readily convertible into cash.

Restricted cash

Cash which is restricted contractually or which secures various instruments including primarily letters of credit securing reclamation obligations is shown as restricted cash. It is reflected as a current or non-current asset based upon when it is anticipated to be released.

Mineral properties

Acquisition costs of mineral properties are capitalized. When production is attained, these costs will be amortized on the unit-of- production method based upon the estimated recoverable resource of the mineral property. If properties are abandoned or sold, they are written off. If properties are considered to be impaired in value, the costs of the properties are written down to their estimated fair value at that time.

Exploration costs

Exploration, evaluation and development expenditures, including annual exploration lease and maintenance fees, are charged to earnings as incurred.

Management considers that a mineral property is commercially mineable when it can be legally mined, as indicated by the receipt of key permits. Development expenditures incurred subsequent to the receipt of key permits are capitalized and amortized on the unit-of-production method based upon the estimated recoverable resource of the mineral property.

Capital assets

Capital assets are initially recorded at cost and are then depreciated using a declining balance method using the following lives: software – three years; computers, field vehicles and field equipment – five years; office furniture – seven years. Capitalized pre-construction costs consist of design and engineering costs for the construction of the processing facility as well as deposits on equipment with long lead times. The costs will not be depreciated until the facility is complete and production has begun at which time it will be depreciated over the life of the facility.

Equity investments

Investments in which the Company has a significant influence are accounted for using the equity method, whereby the Company records its proportionate share of the investee’s income or loss.

Impairment of long-lived assets

The Company assesses the possibility of impairment in the net carrying value of its long-lived assets when events or circumstances indicate that the carrying amounts of the asset or asset group may not be recoverable. When potential impairment is indicated, management calculates the estimated undiscounted future net cash flows relating to the asset or asset group using estimated future prices, recoverable indicated resources and other mineral resources, and operating, capital and reclamation costs. When the carrying value of an asset exceeds the related undiscounted cash flows, the asset is written down to its estimated fair value, which is determined using discounted future cash flows or other measures of fair value. Management’s estimates of mineral prices, mineral resources, foreign exchange, production levels and operating capital and reclamation costs are subject to risk and uncertainties that may affect the determination of the recoverability of the long-lived asset. It is possible that material changes could occur that may adversely affect management’s estimates.

Asset retirement obligation

An asset retirement obligation is a legal obligation associated with the retirement of tangible assets that the Company is required to settle. The Company recognizes the fair value of a liability for an asset retirement obligation in the period in which it is incurred when a reasonable estimate of fair value can be made. Adjustments to the asset retirement obligation are charged to expense. The retirement obligations recorded relate entirely to exploration and development drill holes, related monitor wells and site disturbance on the Company's Wyoming properties and are being expensed currently as a cost of exploration and development.

Stock-based compensation

All stock-based compensation payments made to employees, directors and consultants are accounted for in the financial statements. Stock-based compensation cost is measured at the grant date based on the fair value of the reward and is recognized over the related service period. Stock-based compensation cost is charged to exploration and evaluation, development, and general and administrative expense on the same basis as other compensation costs.

Foreign currency translation

The functional currency of the Company is considered to be the Canadian dollar. Monetary assets and liabilities denominated in currencies other than the Canadian dollar are translated using the exchange rate in effect at the balance sheet date. Non-monetary assets and liabilities denominated in foreign currencies are translated at the average rates of exchange in effect for the accounting period the assets were acquired or obligations incurred. Expenses are translated at the average exchange rates in effect for the accounting period the transaction is entered into. Translation gains or losses are included in the determination of income or loss in the statement of operations in the period in which they arise.

Income taxes

The Company accounts for income taxes under the asset and liability method which requires the recognition of future income tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and tax bases of assets and liabilities. The Company provides a valuation allowance on net future tax assets unless it is more likely than not that such assets will be realized.

Loss per common share

Basic loss per common share is calculated based upon the weighted average number of common shares outstanding during the period. The diluted loss per common share, which is calculated using the treasury stock method, is equal to the basic loss per common share due to the anti-dilutive effect of stock options, restricted share units and share purchase warrants outstanding.

Classification of financial instruments

The Company’s financial instruments consist of cash and cash equivalents, short-term investments, marketable securities, amounts receivable, restricted cash and accounts payable and accrued liabilities. The Company has made the following classifications for these financial instruments:

·	Marketable securities are classified as “held for trading” and are measured at fair value at the end of each period with any resulting gains and losses recognized in operations.
·	Cash and cash equivalents, short term investments, amounts receivable and restricted cash and are classified as “loans and receivables” and are recorded at amortized cost. Interest income is recorded using the effective interest rate method and is included in income for the period.
·	Accounts payable and accrued liabilities are classified as “other financial liabilities” and are measured at amortized cost.

New Accounting Pronouncements

On June 16, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-05, Presentation of Comprehensive Income, which amends Topic 200, Comprehensive Income, to facilitate the convergence of US GAAP with IFRS. ASU No. 2011-05 amendments (1) eliminate the option to present components of ‘other comprehensive income’ (“OCI”) in the statement of changes in shareholders’ equity, and (2) permit presentation of total comprehensive income and components of net income in a single statement of comprehensive income, or in two separate, consecutive statements. ASU No. 2011-05 requires presentation of total net income and each component of net income; total comprehensive income and each component of OCI regardless of the choice of statement used, but disclosures are tailored to the choice of financial statement presentation – a single statement or two consecutive statements and presentation of reclassification adjustments for items transferred from OCI to net income on the face of the financial statements where the components of net income and the components of OCI are presented. The amendments do not change current treatment of items in OCI, transfer of items from OCI, or reporting items in OCI net of the related tax impact. ASU No. 2011-05 is effective for fiscal years and interim periods beginning after December 15, 2011. This guidance currently has no effect on the accounting or financial statement presentation by the Company.

On May 12, 2011, the FASB and the International Accounting Standards Board (“IASB”) issued guidance on fair value measurement and disclosure requirements outlined in IFRS 13, Fair Value Measurement, and ASU No. 2011-04, Fair Value Measurement (Topic 820)–Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and IFRS. The amendments do not require additional fair value measurements; they explain how to measure fair value, revise wording to ensure that ‘fair value’ has the same meaning in US GAAP and IFRS, and harmonize disclosure requirements through two distinct amendments categories. The amendments in ASU No. 2011-04 must be applied prospectively effective during interim and annual periods beginning after December 15, 2011.

Cash and cash equivalents and short-term investments	12 Months Ended
Dec. 31, 2011
Cash and cash equivalents and short-term investments
3.	Cash and cash equivalents and short-term investments

The Company’s cash and cash equivalents consist of the following:

	As of	As of
	December 31,	December 31,
	2011	2010
	$	$

Cash on deposit at banks	595,982	265,168
Guaranteed investment certificates	-	287,500
Money market funds	15,573,497	28,166,147

	16,169,479	28,718,815

The Company’s short term investments consist of the following:

	As of	As of
	December 31,	December 31,
	2011	2010
	$	$

Guaranteed investment certificates	4,925,267	5,122,289
Certificates of deposit	2,002,256	-

	6,927,523	5,122,289

Cash and cash equivalents and short term investments bear interest at annual rates ranging from 0.30% to 1.35% and mature at various dates up to October 12, 2012. The instruments with initial maturity over ninety days have been classified as short-term investments.

Restricted cash	12 Months Ended
Dec. 31, 2011
Restricted cash
4.	Restricted cash

The Company’s restricted cash, current consists of the following:

	As of	As of
	December 31,	December 31,
	2011	2010
	$	$

Certificates of deposit (a)	514,336	-
Guaranteed investment certificate (b)	287,500	-

	801,836	-

The Company’s restricted cash, non-current consists of the following

	As of	As of
	December 31,	December 31,
	2011	2010
	$	$

Money market account (c)	189,809	-
Certificates of deposit (c)	3,328,537	3,845,050

	3,518,346	3,845,050

(a)	As a part of a severance agreement, the Company established a Rabbi Trust. This trust is invested in a money market account which will be used to pay the severance obligation in 2012.

(b)	A guaranteed investment certificate is security for the Company’s credit cards. If the credit card account is cancelled, which can be done at any time, the certificate can either be cashed or will no longer be encumbered.

(c)	The bonding requirements for reclamation obligations on various properties have been agreed to by the Wyoming Department of Environmental Quality and United States Department of the Interior. The restricted certificates of deposits and money market accounts are pledged as collateral against lines of credit and/or promissory notes underlying lines of credit which are used to secure potential costs of reclamation related to those properties.

Mineral properties	12 Months Ended
Dec. 31, 2011
Mineral properties
5.	Mineral properties

The Company’s mineral property consists of the following

	USA		Canada	Total
		Other US	Canadian
	Lost Creek	Properties	Properties
	$	$	$	$

Balance, December 31, 2010	12,298,062	18,760,381	523,667	31,582,110

Acquisition costs	-	760,740	-	760,740
Property write-offs	-	(381,252)	-	(381,252)

Balance, December 31, 2010	12,298,062	19,139,869	523,667	31,961,598

Acquisition costs	-	145,743	-	145,743

Balance, December 31, 2011	12,298,062	19,285,612	523,667	32,107,341

United States

Lost Creek

The Company acquired certain Wyoming properties when Ur-Energy USA Inc. entered into the Membership Interest Purchase Agreement (“MIPA”) with New Frontiers Uranium, LLC effective June 30, 2005.  Under the terms of the MIPA, the Company purchased 100% of the issued and outstanding membership interests in NFU Wyoming, LLC.  Assets acquired in this transaction include Lost Creek, other Wyoming properties and development databases.  The 100% interest in NFU Wyoming was purchased for an aggregate consideration of $24,515,832 (US$20,000,000) plus interest.

A royalty on future production of 1.67% of the value of the uranium and any other minerals sold is in place with respect to 20 claims at Lost Creek.

Other U.S. Properties

The Company holds other mineral properties in Wyoming including LC North, LC South and EN as well as other exploration properties.

During the years 2011 and 2010, the Company entered into a number of lease agreements to acquire surface and mineral rights in Nebraska in anticipation of an exploration project in that area.

During the year ended December 31, 2010, the Company wrote off mineral property costs of $381,252 associated with the Kaycee claims in Wyoming.

Canada

The Company's Canadian properties include Screech Lake and Gravel Hill, which are located in the Thelon Basin, Northwest Territories and Bugs, which is located in the Baker Lake Basin, Nunavut.

Impairment testing

As a part of their annual mineral property analysis, management reviewed all of its significant mineral properties for potential impairment as at December 31, 2011.

For the Company’s Lost Creek project, management reviewed the calculations done as of December 31, 2011 and determined that the underlying costs, assumptions and time lines have not changed significantly and therefore no impairment existed as of December 31, 2011. Management calculated the future net cash flows using estimated future prices, indicated resources, and estimated operating, capital and reclamation costs.

Other than for those properties written off during 2010, management did not identify impairment indicators for any of its mineral properties.

Capital assets	12 Months Ended
Dec. 31, 2011
Capital assets
6.	Capital assets

The Company’s capital assets consists of the following

	As of December 31, 2011			As of December 31, 2010
		Accumulated	Net Book		Accumulated	Net Book
	Cost	Amortization	Value	Cost	Amortization	Value
	$	$	$	$	$	$

Rolling stock	1,922,483	1,465,362	457,121	1,922,483	1,129,598	792,885
Machinery and equipment	296,233	265,578	30,655	296,233	212,475	83,758
Furniture, fixtures and leasehold improvements	74,992	45,880	29,112	74,992	37,958	37,034
Information Technology	566,457	430,372	136,085	557,998	358,810	199,188
Pre-construction costs	2,881,336	-	2,881,336	2,096,762	-	2,096,762

	5,741,501	2,207,192	3,534,309	4,948,468	1,738,841	3,209,627

Equity investment	12 Months Ended
Dec. 31, 2011
Equity investment
7.	Equity investment

In 2009, Crosshair Energy Corporation (“Crosshair”), the other member of The Bootheel Project, LLC (the “Project”), completed its earn-in requirement by spending US$3.0 million and now has a 75% interest in the Project with the Company retaining the other 25%. From the date of the earn-in, Crosshair is now required to fund 75% of the Project’s expenditures and the Company the remaining 25%. As the Company is no longer the controlling member of the Project, the Project is now accounted for using the equity accounting method with the Company’s proportionate share of the Project’s loss included in the Statement of Operations from the date of earn-in and the Company’s net investment reflected on the Balance Sheet.

The Company elected to not participate financially in the exploration and operating expenses for the fiscal year ending March 31, 2012 as allowed for in the Project operating agreement. Under the terms of the agreement, if the expenditures for the Project equal or exceed 80% of the approved annual budget and the Company elects not to participate financially, the Company’s interest will be reduced proportionately based on cumulative contribution by each of the parties to the Project. As of December 31, 2011, the expenditures for the Project had not exceeded 80% of the approved annual budget. If the expenditures for the Project exceed the 80% threshold, the Company’s ownership share will be proportionately reduced to approximately 20% on March 31, 2012.

For the year-ended December 31, 2011, the Bootheel Project, LLC incurred US$1,160,335 amount of operating expenses and the Company recorded $310,941 as its share of the equity loss.

Accounts payable and accrued liabilities	12 Months Ended
Dec. 31, 2011
Accounts payable and accrued liabilities
8.	Accounts payable and accrued liabilities

Accounts payable and accrued liabilities consist of the following:

	As of	As of
	December 31,	December 31,
	2011	2010
	$	$

Accounts payable	307,364	580,145
Severance payable	543,927	-
Vacation pay payable	143,074	182,404
Payroll and other taxes	50,871	68,748

	1,045,236	831,297

Asset retirement obligation	12 Months Ended
Dec. 31, 2011
Asset retirement obligation
9.	Asset retirement obligation

The Company has recorded $561,964 for asset retirement obligations (December 31, 2010 – $503,101) which represents an estimate of costs that would be incurred to remediate the exploration and development properties. The retirement obligations recorded relate entirely to exploration and development drill holes, related monitor wells and site disturbance on the Company's U.S. properties. The restricted cash, non-current as discussed in note 4 is related to letters of credit which provide security to the related governmental agencies on these obligations.

Shareholders' equity and capital stock	12 Months Ended
Dec. 31, 2011
Shareholders' equity and capital stock
10.	Shareholders’ equity and capital stock

Authorized

The Company is authorized to issue an unlimited number of no-par common shares and an unlimited number of Class A preference shares with the rights, privileges and restrictions as determined by the Board of Directors at the time of issuance.

2009 issuances

In January 2009, the Company entered into certain agreements for the transfer of certain mineral claims, royalties and other property rights for an aggregate consideration of 650,000 common shares as well as a US$64,000 cash payment.

In August 2009, the Company entered into an agreement to acquire 141 mining claims that have become part of the LC South Project. The Company paid the annual claim maintenance fees in August 2009 and the agreement closed in September 2009 with the issuance of 45,000 common shares and transfer of title.

2010 Issuances

In May 2010, the Company completed a private placement of 5,000,000 common shares at $1.00 per share raising gross proceeds of $5,000,000. Total direct share issue costs, including the placement agent’s commission, were $299,849.

During 2010, 3,057,444 common shares were issued pursuant to the exercise of stock options.

2011 Issuances

During 2011, 1,677,432 common shares were issued pursuant to the exercise of stock options.

Stock options

In 2005, the Company’s Board of Directors approved the adoption of the Company's stock option plan (the “Option Plan”). Eligible participants under the Option Plan include directors, officers, employees and consultants of the Company. Under the terms of the Option Plan, stock options generally vest with Option Plan participants as follows: 10% at the date of grant; 22% four and one-half months after grant; 22% nine months after grant; 22% thirteen and one-half months after grant; and, the balance of 24% eighteen months after the date of grant.

Activity with respect to stock options is summarized as follows:

		Weighted-
		average
	Options	exercise price
	#	$

Outstanding, December 31, 2008	6,228,700	1.46
Granted	2,204,264	0.80
Exercised	(1,961)	0.71
Forfeited	(58,351)	2.07
Expired	(11,200)	1.65

Outstanding, December 31, 2009	8,361,452	1.65
Granted	798,537	0.81
Exercised	(3,057,444)	1.15
Forfeited	(75,470)	0.84
Expired	(361,507)	2.06

Outstanding, December 31, 2010	5,665,568	1.79
Granted	3,162,098	2.05
Exercised	(1,677,432)	2.00
Forfeited	(241,332)	2.11
Expired	(495,000)	2.59

Outstanding, December 31, 2011	6,413,902	1.79

The weighted average grant date fair value was $1.11, $0.44 and $0.43 for the years ended December 31, 2011, 2010 and 2009, respectively. The exercise price of a new grant is set at the closing price for the stock on the Toronto Stock Exchange (TSX) on the trading day immediately preceding the grant date so there is no intrinsic value as of the date of grant. The total fair value of shares vested during the years ended December 31, 2011, 2010 and 2009 was $1.8 million, $0.7 million and $1.1 million, respectively.

As of December 31, 2011, outstanding stock options are as follows:

	Options outstanding			Options exercisable
		Weighted-			Weighted-
		average			average
Exercise		remaining	Aggregate		remaining	Aggregate
price	Number	contractual	Intrinsic	Number	contractual	Intrinsic
$	of options	life (years)	Value	of options	life (years)	Value	Expiry

4.75	30,000	0.4	-	30,000	0.4	-	May 15, 2012
3.67	200,000	0.5	-	200,000	0.5	-	July 15, 2012
3.00	437,500	0.6	-	437,500	0.6	-	August 9, 2012
3.16	50,000	0.7	-	50,000	0.7	-	September 17, 2012
2.98	50,000	0.8	-	50,000	0.8	-	October 5, 2012
4.07	30,000	0.9	-	30,000	0.9	-	November 7, 2012
1.65	695,000	1.4	-	695,000	1.4	-	May 8, 2013
1.72	25,000	1.6	-	25,000	1.6	-	August 6, 2013
0.71	455,389	2.1	72,862	455,389	2.1	72,862	February 9, 2014
0.90	824,430	2.7	-	824,430	2.7	-	September 2, 2014
0.81	583,836	3.2	35,030	583,836	3.2	35,030	March 5, 2015
2.87	1,358,523	4.1	-	850,009	4.1	-	January 28, 2016
1.57	645,000	4.5	-	206,400	4.5	-	July 7, 2016
1.17	829,224	4.7	-	88,152	4.7	-	September 9, 2016
1.16	200,000	4.8	-	20,000	4.8	-	October 24, 2016

1.79	6,413,902	3.1	$107,892	4,545,716	2.5	$107,892

The aggregate intrinsic value of the options in the preceding table represents the total pretax intrinsic value for stock options with an exercise price less than the Company’s TSX closing stock price of $0.87 as of the last trading day in 2011, that would have been received by the option holders had they exercised their options as of that date. The total number of in-the-money stock options outstanding as of December 31, 2011 was 1,039,225. The total number of in-the-money stock options exercisable as of December 31, 2011 was 1,039,225.

Restricted Share Units (“RSUs”)

On June 24, 2010, the Company’s shareholders approved the adoption of the Company’s restricted share unit plan (the “RSU Plan”). Eligible participants under the RSU Plan include directors and employees of the Company. Under the terms of the RSU Plan, RSUs vest with participants as follows: 50% on the first anniversary of the date of the grant and 50% on the second anniversary of the date of the grant.

Activity with respect to RSUs is summarized as follows:

		Weighted
		Average Grant
	RSUs	Date Fair Value
	#	$

Unvested, December 31, 2010	-	-
Granted	355,662	2.87
Forfeited	(79,297)	2.87

Unvested, December 31, 2011	276,365	2.87

On January 28, 2011, the Company granted 355,662 RSUs to its directors and employees. Upon vesting, the holder of an RSU will receive one Common Share, for no additional consideration, for each RSU held.

Share-Based Compensation Expense

Stock-based compensation expense was $2.5 million, $0.7 million and $1.0 million for the years ended December 31, 2011, 2010 and 2009, respectively.

As of December 31, 2011, there was approximately $1.4 million of total unrecognized compensation expense (net of estimated pre-vesting forfeitures) related to unvested share-based compensation arrangements granted under the Option Plan and $0.4 million under the RSU Plan. The expenses are expected to be recognized over a weighted-average period of 0.9 years and 1.1 years, respectively.

Cash received from stock options exercised during the years ended December 31, 2011, 2010 and 2009 was $3.4 million, $3.5 million and less than $0.1 million, respectively.

Fair Value Calculations

The fair value of options granted and warrants authorized during the years ended December 31, 2011, 2010 and 2009 was determined using the Black-Scholes option pricing model with the following assumptions:

	2011	2010	2009

Expected warrant life (years)	0	2.75	0
Expected option life (years)	3.24 - 3.28	3.12 - 3.14	2.85 - 3.01
Expected volatility	79-82%	81-82%	82 - 83%
Risk-free interest rate	1.3-1.9%	1.7-1.9%	1.4 - 1.9%
Forfeiture rate	4.4-5.1%	4.3%	4.4 - 4.6%

The Company estimates expected volatility using daily historical trading data of the Company’s Common Shares, because this method is recognized as a valid method used to predict future volatility. The risk-free interest rates are determined by reference to Canadian Treasury Note constant maturities that approximate the expected option term. The Company has never paid dividends and currently has no plans to do so.

Share-based compensation expense is recognized net of estimated pre-vesting forfeitures, which results in recognition of expense on options that are ultimately expected to vest over the expected option term. Forfeitures were estimated using actual historical forfeiture experience.

Although the estimated fair values of stock options are determined as outlined above, these estimates are based on assumptions regarding a number of complex and subjective variables, including the Company’s stock price volatility over the expected terms of the awards, estimates of the expected option terms, including actual and expected option exercise behaviors and estimates of pre-vesting forfeitures. Changes in any of these assumptions could materially affect the estimated value of stock options and, therefore the valuation methods used may not provide the same measure of fair value observed in a willing buyer/willing seller market transaction.

The fair value used for the RSUs issued in January 2011 was $2.87 per unit which was the closing price of the stock on the TSX as of the trading day immediately preceding the grant date.

Income taxes	12 Months Ended
Dec. 31, 2011
Income taxes
11.	Income taxes

The Company has incurred net losses since inception.

The Company recorded no income tax provision or benefit during 2011.

A reconciliation of income taxes at the statutory Canadian income tax rate to net income taxes included in the accompanying statements of operations is as follows:

	Year	Year	Year
	ended	ended	ended
	December 31,	December 31,	December 31,
	2011	2010	2009
	$	$	$

Loss before income taxes	(16,256,876)	(16,418,088)	(19,101,263)

Statutory rate	28.25%	31.0%	33.0%
Expected recovery of income tax	(4,592,567)	(5,089,607)	(6,303,417)
Effect of foreign tax rate differences	(1,282,168)	(885,716)	(604,323)
Non-deductable amounts	145,000	531,119	1,222,519
Effect of changes in future tax rates	84,690	124,105	766,407
Effect of change in foreign exchange rates	(473,752)	973,249	2,672,559
Effect of other differences	161,145	-	413,555
Effect of tax return true-up items	(75,181)	-	-
Change in valuation allowance	6,032,833	4,346,850	1,755,645

Recovery of future income taxes	-	-	(77,055)

Deferred tax assets and liabilities reflect the net tax effects of net operating losses, credit carryforwards and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. The components of the Company’s deferred tax assets and liabilities are as follows:

	Year	Year	Year
	ended	ended	ended
	December 31,	December 31,	December 31,
	2011	2010	2009
	$	$	$

Future income tax assets
Tax benefit of capitalized mineral property costs	13,068,000	11,978,000	11,798,000
Net operating loss carry forwards	21,630,000	16,688,000	12,521,000
Less: valuation allowance	(34,698,000)	(28,666,000)	(24,319,000)

	0	0	0

Future income tax liabilities
Asset basis differences	0	0	0

Net deferred tax asset (future income tax liability)	0	0	0

Based upon the level of historical taxable loss and projections of future taxable losses over the periods in which the deferred tax assets are deductible, management believes it is more likely than not that the Company will not realize the benefits of these deductible differences and accordingly has established a full valuation allowance as of December 31, 2011 and 2010.

Future realization depends on the future earnings of the Company, if any, the timing and amount of which are uncertain as of December 31, 2011. In the future, should management conclude that it is more likely than not that the deferred tax assets are, in fact, at least in part, realizable; the valuation allowance would be reduced to the extent of such realization and recognized as a deferred income tax benefit in the Company’s Statements of Operations and Comprehensive Loss.

Certain tax benefits from employee stock option exercises are included in the deferred tax asset balances as of December 31, 2011 and 2010 as a component of the Company’s net operating loss carryforwards. The entire balance is offset by a valuation allowance. There are no excess tax benefits from stock option exercises as of December 31, 2009 due to the limited number of exercises. Effective January 1, 2011 as a result of adopting US GAAP, equity will be increased if and when such excess tax benefits are ultimately realized.

As of December 31, 2011, the Company had available total U.S. net operating loss carryforwards of approximately $47.8 million, which expire in the years 2017 through 2031. As of December 31, 2011, the Company had available total Canadian net operating loss carryforwards of approximately $19.9 million, which expire in the years 2014 through 2031.

The Company follows a comprehensive model for recognizing, measuring, presenting and disclosing uncertain tax positions taken or expected to be taken on a tax return. Tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

The Company currently has no uncertain tax positions and is therefore not reflecting any adjustments for such in their deferred tax assets.

There are open statutes of limitations for taxing authorities in federal and state jurisdictions to audit the Company’s tax returns for the years ended December 31, 2008, 2009 and 2010.

The Company’s policy is to account for income tax related interest and penalties in income tax expense in the accompanying Statements of Operations. There have been no income tax related interest or penalties assessed or recorded.

Financial instruments	12 Months Ended
Dec. 31, 2011
Financial instruments
12.	Financial instruments

The Company’s financial instruments consist of cash and cash equivalents, short-term investments, marketable securities, amounts receivable, restricted cash and accounts payable and accrued liabilities. The Company is exposed to risks related to changes in foreign currency exchange rates, interest rates and management of cash and cash equivalents and short term investments. See the table in Note 3 for the composition of the Company’s cash and cash equivalents.

Credit risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash and cash equivalents, short term investments and restricted cash. The Company’s cash equivalents and short-term investments consist of Canadian dollar and US dollar denominated guaranteed investment certificates and certificates of deposits. These instruments are maintained at financial institutions in Canada and the United States. Of the amount held on deposit at December 31, 2011, approximately $0.6 million is covered by either the Canada Deposit Insurance Corporation or the United States Federal Deposit Insurance Corporation. There is approximately $22.5 million at risk should the financial institutions with which these amounts are invested be rendered insolvent. As at December 31, 2011, the Company does not consider any of its financial assets to be impaired.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due.

The Company manages liquidity risk through regular cash flow forecasting of cash requirements to fund its exploration and development projects and operating costs.

As at December 31, 2011, the Company’s financial liabilities consisted of trade accounts payable of $1.0 million all of which are due within normal trade terms of generally 30 to 60 days.

Market risk

Market risk is the risk to the Company of adverse financial impact due to changes in the fair value or future cash flows of financial instruments as a result of fluctuations in interest rates and foreign currency exchange rates. Market risk arises as a result of the Company incurring a significant portion of its expenditures and a significant portion of its cash equivalents and short-term investments in US dollars, and holding cash equivalents and short term investments which earn interest.

Interest rate risk

Financial instruments that expose the Company to interest rate risk are its cash equivalents and short term investments. The Company’s objectives for managing its cash and cash equivalents are to maintain sufficient funds on hand at all times to meet day to day requirements and to place any amounts which are considered in excess of day to day requirements on short-term deposit with the Company's financial institutions so that they earn interest. When placing amounts of cash and cash equivalents on short-term deposit, the Company only uses financial institutions chosen by the Company for financial stability (measured by independent rating services and reviews of the entity’s financial statements, where appropriate) and approved by the Treasury and Investment Committee of the Board of Directors.

Currency risk

The Company incurs expenses and expenditures in Canada and the United States and is exposed to risk from changes in foreign currency rates. In addition, the Company holds financial assets and liabilities in Canadian and US dollars. The Company does not utilize any financial instruments or cash management policies to mitigate the risks arising from changes in foreign currency rates.

At December 31, 2011, the Company had cash and cash equivalents, short term investments and restricted cash of approximately US$18.9 million (US$29.4 million as at December 31, 2010) and had accounts payable of US$0.9 million (US$0.8 million as at December 31, 2010) which were denominated in US dollars.

Sensitivity analysis

The Company has completed a sensitivity analysis to estimate the impact that a change in foreign exchange rates would have on the net loss of the Company, based on the Company’s net US dollar denominated assets and liabilities at period end. This sensitivity analysis assumes that changes in market interest rates do not cause a change in foreign exchange rates. This sensitivity analysis shows that a change of +/- 10% in US dollar foreign exchange rate would have a +/- $1.8 million impact on net loss for the year ended December 31, 2011. This impact is primarily as a result of the Company having cash and investment balances denominated in US dollars and US dollar denominated trade accounts payables. The financial position of the Company may vary at the time that a change in exchange rates occurs causing the impact on the Company’s results to differ from that shown above.

The Company has also completed a sensitivity analysis to estimate the impact that a change in interest rates would have on the net loss of the Company. This sensitivity analysis assumes that changes in market foreign exchange rates do not cause a change in interest rates. This sensitivity analysis shows that a change of +/- 100 basis points in interest rate would have a +/- $0.3 million impact on net loss for the year ended December 31, 2011. The Company’s average interest rate for the period was 0.75% which is less than 100 basis points. This impact is primarily as a result of the Company having cash and short-term investments invested in interest bearing accounts. The financial position of the Company may vary at the time that a change in interest rates occurs causing the impact on the Company’s results to differ from that shown above.

Segmented information	12 Months Ended
Dec. 31, 2011
Segmented information
13.	Segmented information

The Company’s operations comprise one reportable segment being the exploration and development of uranium resource properties. The Company operates in the United States and Canada. Non-current assets segmented by geographic area are as follows:

	As of December 31, 2011
	United States	Canada	Total
	$	$	$

Restricted Cash	3,518,347	-	3,518,347
Mineral properties	31,583,674	523,667	32,107,341
Capital assets	3,534,309	-	3,534,309
Investment	2,654,673	-	2,654,673

	41,291,003	523,667	41,814,670

	As of December 31, 2010
	United States	Canada	Total
	$	$	$

Restricted Cash	3,845,050	-	3,845,050
Mineral properties	31,437,931	523,667	31,961,598
Capital assets	3,209,627	-	3,209,627
Investment	2,936,459	-	2,936,459

	41,429,067	523,667	41,952,734

Commitments	12 Months Ended
Dec. 31, 2011
Commitments
14.	Commitments

Under the terms of operating leases for office premises in Littleton, Colorado and in Casper, Wyoming the Company is committed to minimum annual lease payments as follows:

Lease Commitments:

Year ended December 31,	Amount
$
2012	238,212
2013	11,657
2014 and thereafter	-

249,869

Rent expense under these agreements was $0.3 million, $0.3 million and $0.3 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Although construction of the Lost Creek plant will not begin until receipt of the necessary authorizations, request for quotations for all major process equipment at the Lost Creek project have been prepared and solicited from vendors and contractors. Bids are currently being evaluated and procurement will be ongoing through the commencement of construction.

Purchase orders totaling US$2.5 million have been issued for ion exchange columns and other process equipment. Payments of US$1.5 million have been made to date on these purchase orders. These payments are reflected in pre-construction costs which are included in capital assets (note 6).

The Company may be subject from time to time to legal proceedings and claims, either asserted or unasserted, that arise in the ordinary course of business. The outcome of these proceedings and claims cannot be predicted with certainty. There are no pending legal matters, the outcome of which will have a material adverse affect on the Company’s consolidated financial position, results of operations or cash flows.

Capital structure	12 Months Ended
Dec. 31, 2011
Capital structure
15.	Capital structure

The Company’s capital structure is comprised of shareholders’ equity. When managing its capital structure, the Company’s objectives are a) to preserve the Company’s access to capital markets and its ability to meet its financial obligations and b) to finance its exploration and development activities and operating costs.

The Company monitors its capital structure using future forecasts of cash flows, particularly those related to its exploration and development programs.

The Company manages its capital structure and makes adjustments to it to maintain flexibility while achieving the objectives stated above. To manage the capital structure, the Company may adjust its exploration and development programs, operating expenditure plans, or issue new shares. The Company’s capital management objectives have remained unchanged over the periods presented.

The Company is not subject to any externally imposed capital requirements.

Subsequent Event	12 Months Ended
Dec. 31, 2011
Subsequent Event
16.	Subsequent Event

On February 23, 2012, the Company completed a private placement financing.  Under an agreement with Dundee Securities Ltd. and ROTH Capital Partners, LLC, as agents (“the Agents”), the Agents sold 15,000,000   common shares of the Company at a price of CAD$1.00 per share, with an overallotment of 2,250,000 common shares, on a best-efforts basis, for gross proceeds of $17,250,000.